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                      Dated this 17 day of December 1998




                                  SX3 LIMITED
                                 (Lender) (1)


                         UNICOMP HOLDINGS (UK) LIMITED
                                (Borrower) (2)


                                LOAN AGREEMENT
                                --------------



                               Carson & McDowell
                                 Murray House
                                 Murray Street
                               BELFAST  BT1 6HS
                               ----------------

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DATED                 17 December 1998
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PARTIES:
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(1)  SX3 LIMITED its registered office at 120 Malone Road, Belfast BT9 5HT
     (hereinafter called "the Lender") of the first part;
(2) UNICOMP HOLDINGS (UK) LIMITED having its registered office at Acre House 11-15 William Road London NW1 3ER (hereinafter called "the Borrower") of the second part;

RECITALS:
---------

The Lender has agreed to lend to the Borrower and the Borrower has agreed to borrow from the Lender the Loan upon and subject to the terms of this agreement.

OPERATIVE PART:
---------------

1.   DEFINITIONS AND INTERPRETATION

1.1 In this agreement the following words and expressions (either with or without the definite or indefinite article) will unless the context otherwise requires have the following meanings:

          Expression               Meaning
          ----------               -------

     (a)  "Event of Default"       any such event as is described at clause six
                                   herein
     (b)  "the Insolvency Order"   (subject to sub-clause 1.2.1) the Insolvency
                                   (Northern Ireland) Order 1989
     (c)  "the Loan"               the sum of(pound)1,000,000 sterling
     (d)  "the Prescribed Rate"    1/2% (net) above the base lending rate of
                                   Bank of Ireland from time to time
     (e)  "the Retention"          the sum of(pound)250,000

1.2  In this agreement unless the context otherwise requires:

     (a) references to any statute or statutory provision includes references to:

          (i) that statute or statutory provision as from time to time amended, extended, re-enacted or consolidated, and;
          (ii) all statutory instruments or orders made pursuant to it.

     (b) words denoting the singular number only include the plural and vice versa and words denoting any gender include all genders and words denoting persons include firms and corporations and vice versa;

     (c) references to any clause or sub-clause are to a clause or sub-clause (as the case may be) of or to this agreement;

     (d) the headings in this document are inserted for convenience only and will not affect the construction or interpretation of this agreement.


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2.   ADVANCE

2.1 The Lender lends to the Borrower and the Borrower borrows from the Lender the Loan.

2.2  The Loan shall be made available to the Borrower as follows:
     (a)  as to (pound)750,000 in cash upon the date of execution hereof
     (b)  as to the Retention in accordance with clause

3.   REPAYMENT OF LOAN

3.1 Subject as provided in this agreement the Borrower will repay the Loan (which for the avoidance of doubt means, the full amount of 1,000,000 pounds reducing in accordance with the monthly payments made pursuant to this clause) in 24 (twenty-four) equal monthly instalments the first such instalment to be paid on the 19th day of January 1999.

4.   INTEREST

4.1 Subject as provided in this agreement the Borrower will pay interest on the balance of the Loan for the time being held by the Borrower (which for the avoidance of doubt means, the amount of 750,000 pounds reducing in accordance with the monthly payments made pursuant to clause 3 above but increasing on the release of the Retention) at the Prescribed Rate which interest will accrue daily and shall be paid monthly in arrears.

5.   EARLY REPAYMENT

5.1 The Borrower will be entitled from time to time on giving to the Lender not less than 10 days' notice in writing of its intention to do so repay:

     (a)  the Loan, or;

     (b)  the balance of the Loan for the time being outstanding, or;

     (c) any part of the Loan specified in the Borrower's notice which amounts to 1,000 pounds or a multiple of that amount and upon the expiration of the Borrower's notice the Borrower will be bound to repay such amount together with all interest which has accrued on the amount so repaid.

5.2 Whenever only part of the balance of the monies due to the Borrower for the time being is paid pursuant to sub-clause 5.1 the sum repaid will be applied firstly in satisfaction or reduction pro tanto of any outstanding payments of interest due in accordance with subclause 4.1 and so that no repayment will be applied towards the reduction of any part of the outstanding principal of the Loan while any amount of the interest payable pursuant to sub-clause 4.1 remains due and payable.

6.   IMMEDIATE REPAYMENT

6.1 Notwithstanding anything contained in clauses 2 to 5 the Loan or (as the case may be) the balance of the Loan for the time being outstanding will become immediately repayable and all unpaid interest which has accrued under this agreement will become

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     immediately payable:

     (a) if the Borrower makes default in the payment of any money due under this agreement and the Lender by notice in writing to the Borrower demands immediate repayment of the Loan or the balance of the Loan then outstanding, or;

     (b) if a petition is presented, an order is made, an effective resolution is passed or a meeting is convened for the purpose of considering a resolution for winding up the Borrower, or;

     (c) if the Borrower stops payment or ceases or threatens to cease to carry on its business or substantially the whole of its business, or;

     (d) if an encumbrancer takes possession or any administrative or other receiver or any manager or administrator or similar officer is appointed to the Borrower over the whole or any part of the assets of the Borrower, or;

     (e) if any attachment, diligence, distress, execution, sequestration or other process is levied or enforced upon or sued out or enforced or effected on or against, or affects, any of the assets or property of the Borrower and is not discharged within 7 days, or;

     (f) if the Borrower is unable to pay its debts within the meaning of the Insolvency Order Article 103 or becomes or is deemed to be insolvent within the meaning of the Insolvency Order Article 6(1) or goes into liquidation within the meaning of the Insolvency Order Article 6(2), or;

     (g) if the Borrower commits any breach of this agreement or any security granted pursuant or in relation hereto and in the case of any breach capable of remedy fails to remedy the breach within 14 days of being required in writing by the
          Lender to do so;

     (h) if any steps are taken to enforce any standard security, pledge, lien, charge, assignation by way of security, hypothecation or security interest or any other encumbrance, agreement or arrangement which has the effect of conferring any of the same or any security or security interest whatsoever in or over the Borrower or its assets;

     (i) if any steps are taken with a view to proposing (under any enactment or legislation or otherwise) any kind of composition, scheme of arrangement, compromise or arrangement involving the Borrower and any of its creditors (or any class of them);

     (j) if any corporate, legal or administrative proceedings are commenced with a view to the dissolution of the Borrower;

     (k) if there occurs, in relation to the Borrower, in any country or territory in which it carries on business or to the jurisdiction of whose courts any substantial part of its assets is subject, any event which substantially corresponds in that country or territory with any of those mentioned in sub-clauses 6.1(a) to 6.1(k) above, or the Borrower otherwise becomes subject, in any country or territory, to the operation

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          of any law or procedure relating to insolvency, bankruptcy or liquidation.

7.   APPLICATION OF THE LOAN

7.1 The Borrower will apply the Loan exclusively towards the general requirements of the Borrower's business.

8.   COVENANTS BY THE BORROWER

8.1 The Borrower covenants with the Lender that so long as any part of the Loan or any interest due in respect of the Loan is outstanding the Borrower will:

     (a) carry on its business and undertaking in an efficient and business-like manner and will not make any substantial alteration in the nature of such business;

     (b) not save with the written consent of the Lender sell or otherwise dispose of the whole or any substantial part of its undertaking or of its assets;

     (c) not save with the written consent of the Lender make any loan or advance or give any guarantee or provide any credit (other than normal trade credit given in the ordinary course of business);

     (d) not save with the written consent of the Lender enter into any credit sale loan or hire purchase agreement;

     (e) not save with the written consent of the Lender subscribe for purchase or otherwise acquire any part of the share capital of another company or any debenture mortgage or other security or obligation of any other company or person.

9.   RETENTION

9.1 The Retention shall on the date hereof be paid into a joint account which shall be opened in the names of the Borrower's Solicitors and the Lender's Solicitors ("the Joint Account") and shall be dealt with in accordance with the following sub-clauses.

9.2 Subject as provided in clauses 9.3, the Borrower's Solicitors and the Lender's Solicitors shall pay the monies standing to the credit of the Joint Account together with 50% (fifty per cent) of any accrued interest but less any bank charges to the Borrower on the anniversary of the date hereof ("the Payment date") but so that the Lender may deduct from any such payment any amount due under clause 9.3. The Borrower's Solicitors and the Lender's Solicitors shall pay the remaining 50% (fifty per cent) of any accrued interest to the Lender.

9.3 If prior to the Payment date, an Event of Default occurs, the Borrower's Solicitors and the Lender's Solicitors shall immediately pay the Retention together with any accrued interest but less any bank charges to the Lender out of the Joint Account

9.4 The payment of any sum to the Lender in accordance with clause 9.3 shall not in any way prejudice or affect any other rights or remedies of the Lender for the purpose of

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     recovering any amount due from the Borrower and not satisfied by payment made out of the Joint Account.

9.5 The Borrower and the Lender shall as and when necessary give instructions to the Borrower's Solicitors and the Lender's Solicitors respectively in order to procure compliance with clauses 9.2, and 9.3. The Borrower's Solicitors and the Lender's Solicitors shall not be required to take any action with respect to the Joint Account except on the written instructions of the Borrower and the Lender.

10.  LEGAL COSTS AND EXPENSES

10.1 The Borrower will reimburse the Lender on demand the reasonable legal costs and out-of-pocket expenses incurred by the Lender in connection with any enforcement of any terms of this agreement.

11.  NOTICES

11.1 Any notice required to be given by either part to the other under this agreement will be in writing and will be served by sending the same by pre-paid first class post, telex or facsimile transmission or by delivering the same by hand to the last known address or place of business for the time being of the relevant party and any notice so served will be deemed to have been served:

     (a)  if delivered by hand at the time of such delivery;

     (b) if sent through the post 48 hours after the time of despatch and in proving service it will be sufficient to prove that the envelope containing such notice was properly delivered or stamped addressed and placed in the post, and;

     (c) if sent by facsimile transmission at the time of transmission and in proving service it will be sufficient to prove that such facsimile was duly despatched to a current facsimile number of the addressee for the said address for service.

12.  FURTHER ASSURANCE

12.1 The Borrower undertakes with the Lender to execute and deliver any other document(s) and take any other steps as may be reasonably required by the Lender to carry the terms of this agreement into full force and effect.

13.  ASSIGNMENT

13.1 The Lender may assign the benefit of this agreement without recourse to the Borrower.

13.2 The Borrower may only assign its rights and obligations under this agreement with the prior written consent of the Lender which the Lender may in its absolute discretion withhold.

14.  LAW

14.1 This agreement will be governed and construed in accordance with the law of Northern

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     Ireland and the Lender and the Borrower submit to the non-exclusive jurisdiction of the High Court in Belfast in relation to any dispute arising in connection with the terms hereof.

IN WITNESS whereof         on behalf of the Lender, have hereunto set their
hands, and this agreement has been executed as a deed by the Borrower the day and year first before WRITTEN.



SIGNED by                             :
for and on behalf of SX3 LIMITED      :
in the presence of:-                  :
                                      :
                                      :
                                      :
                                      :
                                      :
Executed as a Deed by UNICOMP HOLDINGS:
(UK) LIMITED in the presence of:-     :
                                      :
                                      :
                                      :
                                      :
                                      :

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